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                                                                  EXHIBIT 10.2.E

                              GRANITE CONSTRUCTION

                         PROFIT SHARING AND 401(k) PLAN


                   Amendment No.5 to Amended and Restated Plan


           WHEREAS, Granite Construction, Incorporated ("Granite") maintains the Granite Construction Profit Sharing and 401(k) Plan (the "Plan") for the benefit of the eligible employees of Granite and its subsidiaries;

           WHEREAS, it is desirable to amend the Plan to permit participants to defer an additional amount of their Compensation as a 401(k) Contribution to the Plan equal to the amount of the cash dividends that are paid each calendar quarter on the shares of Company Stock in their Company Stock Accounts in the Granite Construction Employee Stock Ownership Plan;

           WHEREAS, it is desirable to amend the conditions for obtaining hardship withdrawals; and

           WHEREAS, it is necessary to amend the Plan to conform to certain provisions of the Internal Revenue Code of 1986, as amended by the Small Business lob Protection Act of 1996 and the Taxpayer Relief Act of 1997.

           NOW, THEREFORE, the Plan is hereby amended as follows:

           1. Section 2 is amended by adding the following definition of "Additional 401(k) Contributions" after the definition of "Account," effective as of January 1,1998:

Additional
401(k) Contributions....................    Employer Contributions made
                                            pursuant to




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                                            Participant elections under Section
                                            4(b)(2).


           2. Section 2 is further amended by restating the definition of "401(k) Contributions," effective as of January 1, 1998:

           401(k) Contributions.........    Employer Contributions made
                                            pursuant to Participant elections
                                            under Section 4(b). Any reference
                                            made to "401(k) Contributions" in
                                            the Plan shall generally include a
                                            Participant's "Additional 401(k)
                                            Contributions," except for purposes
                                            of Sections 3(b) and 4(c) with
                                            respect to Matching Contributions.


           3. Section 2 is further amended by restating the definition of "Highly Compensated Employee" to read as follows, effective as of January 1, 1997:

           Highly Compensated
           Employee.....................    A Highly Compensated Employee
                                            includes any Employee who (1) was a
                                            5% owner at any time during the Plan
                                            Year or preceding Plan Year, or (2)
                                            received Statutory Compensation in
                                            excess of $80,000 in the preceding
                                            Plan Year and was in the top-paid
                                            20% group of Employees for such
                                            preceding Plan Year. The $80,000
                                            amount shall be adjusted after 1997
                                            for increases in the cost of living
                                            pursuant to Section 414(q)(1) of the
                                            Code. The determination of who is a
                                            "Highly Compensated
                                            Employee,"including the
                                            determinations of the number and
                                            identity of Employees in the
                                            top-paid group and the Statutory
                                            Compensation that is considered,
                                            will be made in accordance with
                                            Section 414(q) of the Code and the
                                            regulations thereunder.





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           4.         The first sentence of Section 3(b) is amended to read as
follows, effective as of January 1, 1998:

           A Participant shall be entitled to share in the allocation of Matching Contributions and related Forfeitures for each Plan Year in which he elects to make 401(k) Contributions; provided, however, that a Participant shall not be entitled to share in the allocation of Matching Contributions with respect to any Additional 401(k) Contributions that are made to the Trust on his behalf.

           5.         Section 4(b) is amended by adding the following subsection
(2) after Section 4(b)(l), effective as of January 1, 1998. Hereafter, subsections (2), (3), (4) and (5) of Section 4(b) shall be identified as (3),
(4), (5) and (6) accordingly:

                     (2) Effective as of January 1, 1998, under rules established by the Committee, an eligible Participant may elect to have an additional portion of his Compensation withheld by his Employer and contributed to the Trust as Additional 401(k) Contributions equal to the fell amount of the quarterly cash dividends that are paid to him under Section 13(a) of the ESOP. An Additional 401(k) Contribution may be made for a Participant with respect to a calendar quarter only if he is an Employee on the last day of such calendar quarter and if he is not a participant in a non-qualified deferred compensation plan maintained by an Employer for such calendar quarter.

           6. Section 4(b)(4)(I) is amended to read as follows, effective as of January 1, 1998:

                      (i) Prospectively limit the amount of 401(k) Contributions for some or all Highly Compensated Employees for such Plan Year, provided, however, that the Committee shall first limit the amount of Additional 401(k) Contributions for some or all Highly Compensated Employees for such Plan Year before limiting the amount of such Highly Compensated Employees' 401(k) Contributions;




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           7.         Section 4(b)(4)(iii) is amended by adding the following
sentence after the fifth sentence thereof effective as of January 1, 1998:

           The amount of excess contributions to be distributed to an affected Highly Compensated Employee shall be taken first from the affected Highly Compensated Employee's Additional 401(k) Contributions, if any.

           8. Section 4(c)(l) is amended to add the following sentence after the first sentence thereof effective as of January 1, 1998:

           A Participant shall not be entitled to share in the allocation of Matching Contributions with respect to any Additional 401(k) Contributions that are made to the Trust on his behalf.

           9. The final sentence of the second paragraph of Section 6 is amended to read as follows, effective as of January 1, 1998:

           Subaccounts of the 401(k) Account may be maintained to reflect Additional 401(k) Contributions and the portion of the 401(k) Account invested in each investment fund.

           10. Section 11(a) is amended by adding the following subsection (3) after subsection (2) thereof effective as of January 1, 1998:

                      (3) payments necessary to prevent the eviction of the Participant from his principal residence or foreclosure on the mortgage on that residence.


           11. Section 12(a) is amended by restating the second sentence thereof to read as follows, effective as of January 1, 1998:




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           If the value of a Participant's Capital Accumulation at the time distribution would otherwise commence under this Section 12 exceeds $5,000, no portion of his Capital Accumulation may be distributed to him before he attains age 65 without his written consent.

           12. Section 12(b)(l) is amended by restating the first sentence thereof, effective as of January 1, 1998:

           If the value of a Participant's Capital Accumulation is $5,000 or less, his Capital Accumulation shall be distributed as soon as practicable after the date his Service terminates, upon the completion and processing of the applicable distribution forms.

           13. Section 12(b)(2) is restated to read as follows, effective as of January 1, 1998:

                      (2) If the value of a Participant's Capital Accumulation exceeds $5,000 and the Participant terminates Service (whether or not on account of Retirement or Disability), the Participant may elect to receive a distribution of his Capital Accumulation as soon as practicable after the date his Service terminates, upon the completion and processing of the applicable distribution forms.

           14. Section 12(c) is restated to read as follows, effective as of January 1, 1997:

                      (c) Distribution of a Participant's Capital Accumulation shall occur not later than 60 days after the Allocation Date coinciding with or next following his 65th birthday (or his termination of Service, if later). The distribution of the Capital Accumulation of any Participant who attains age 70 1/2 in a calendar year and either has (1) terminated Service or (2) is a 5% owner (as defined in Section 416(I)(l)(B)(I) of the Code) must occur not later than April lst of the next calendar year and must be made in accordance with the regulations under Section 40l(a)(9) of the Code, including Section 1.40l(a)(9)-2.




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           Distributions must be made to any other Participant who attains age
           70 1/2 before January 1, 1999, only to the extent required under Sections 401(a)(9) and 41l(d)(6) of the Code and the regulations issued thereunder. If the amount of a Participant's Capital Accumulation cannot be determined (by the Committee) by the date on which a distribution is to occur, or if the Participant cannot be located, distribution of his Capital Accumulation shall occur within 60 days after the date on which his Capital Accumulation can be determined or after the date on which the Committee locates the Participant.

           To record the adoption of this Amendment No. 5 to the amended and restated Plan, Granite has caused it to be executed this 29th day of December , l99 7 .



                                     GRANITE CONSTRUCTION,
                                     INCORPORATED



                                     By_______________________________________
                                       William G. Dorey, Senior Vice President








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